Initial Public Offering and Private Placements	1 Months Ended
Jun. 30, 2012
Initial Public Offering and Private Placements
Initial Public Offering and Private Placements

Note 10 – Initial Public Offering and Private Placements

On May 9, 2012, the Company entered into: (i) a binding underwriting agreement with a group of underwriters to sell 8.0 million shares of the Company’s common stock for $20.00 per share for an aggregate offering price of $160.0 million; (ii) unit purchase agreements, pursuant to a private placement, with certain institutional accredited investors to sell 2,231,787 warrant units for $20.00 per unit for an aggregate offering price of approximately $44.6 million; and (iii) an agreement to sell 46,043 shares of the Company’s common stock, for $20.00 per share to our Manager’s deferred compensation plan in another private placement for an aggregate offering price of approximately $0.9 million.

Each of the aforementioned warrant units consist of one share of our common stock and a warrant to purchase 0.5 of a share of our common stock. Each warrant has an exercise price of $20.50 per share, subject to adjustment upon the occurrence of customary events triggering an anti-dilution adjustment and certain sales of the Company’s common stock and subject to certain limitations on exercise.  The warrants expire on May 15, 2019.

In summary, the net proceeds to the Company from the IPO and two private placements were approximately $204.4 million, net of offering expenses of $1.2 million for which the Company agreed to be responsible.  The Manager agreed to be responsible for: (i) all offering expenses in excess of $1.2 million; and (ii) the underwriting discount and other costs in the IPO and the placement agent fees in the two private placements (in the aggregate, approximately $7.8 million).